V-ONE CORPORATION

                         CERTIFICATE OF DESIGNATIONS OF
                      SERIES B CONVERTIBLE PREFERRED STOCK

               (Pursuant to Section 151 of the General Corporation
                          Law of the State of Delaware)

                            -----------------------

      V-ONE  Corporation,   a  Delaware  corporation  (the  "Corporation"),   in
accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL") DOES HEREBY CERTIFY:

      That pursuant to authority vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation, by unanimous written consent dated June 11, 1999, adopted a resolution providing for the creation of a series of the Corporation's Preferred Stock, $.001 par value, which series is designated as "Series B Convertible Preferred Stock," which resolution is as follows:

      RESOLVED, that pursuant to authority vested in the Board of Directors by the Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors does hereby provide for the creation of a series of the Preferred Stock, $.001 par value (hereinafter called the "Preferred Stock"), of the Corporation, and to the extent that the voting powers and the designations, preferences and relative, participating, optional or other special rights thereof and the qualifications, limitations or restrictions of such rights have not been set forth in the Amended and Restated Certificate of Incorporation of the Corporation, does hereby fix the same as follows:

                      SERIES B CONVERTIBLE PREFERRED STOCK

      SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

      "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

      "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or other market on which such security is listed for trading that constitutes the principal securities market for such security, as reported by such exchange or other market.

      "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

      "Conversion Date" shall mean the date on which the notice of conversion is actually received by the Corporation, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a

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conversion at the option of the holder pursuant to Section 8.

      "Conversion Notice" shall mean a written notice, duly signed by or on behalf of the holder, stating the number of shares of Series B Convertible Preferred Stock to be converted in the form specified in the Subscription Agreement.

      "Conversion Price" initially shall be equal to $2.33 per share, subject to adjustment as hereinafter provided.

      "Initial Purchase Price" shall mean $2.33 per share.

      "Junior Liquidation Stock" shall mean the Common Stock or any other class or series of the Corporation's capital stock ranking junior as to liquidation rights to the Series B Convertible Preferred Stock.

      "Liquidation   Preference"   shall  mean,  for  each  share  of  Series  B
Convertible Preferred Stock, $2.33.

      "Parity Liquidation Stock" shall mean any class or series of the Corporation's capital stock having parity as to liquidation rights with the Series B Convertible Preferred Stock.

      "Registration Rights Agreement" shall mean the Registration Rights Agreement entered into between the Corporation and the original holders of the shares of Series B Convertible Preferred Stock, as amended or modified from time to time in accordance with its terms.

      "Senior Liquidation Stock" shall mean any class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series B Convertible Preferred Stock.

      "Series B Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, $.001 par value, of the Corporation.

      "Subscription Agreement" shall mean the Subscription Agreement between the Corporation and the original holders of shares of Series B Convertible Preferred Stock pursuant to which the shares of Series B Convertible Preferred Stock were issued.

      SECTION 2. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "Series B Convertible Preferred Stock," and the number of shares constituting the Series B Convertible Preferred Stock shall be 1,287,554, and shall not be subject to increase.

      SECTION 3. RANK. All Series B Convertible Preferred Stock shall rank (i) senior to the Common Stock, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and (ii) on a parity with or senior or junior to the shares of any other class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize, which class (or series thereof) by its terms ranks on a parity with or senior or junior to, respectively, the

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shares of Series B Convertible Preferred Stock.

      SECTION 4. DIVIDENDS. The Series B Convertible Preferred Stock will bear no dividends, and the holders of shares of Series B Convertible Preferred Stock shall not be entitled to receive any dividends thereon.

      SECTION 5. LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series B Convertible Preferred Stock equal to the Liquidation Preference, and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock; PROVIDED, HOWEVER, that such rights shall accrue to the holders of Series B Convertible Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation Stock are fully met. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series B Convertible Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series B Convertible Preferred Stock and the Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution or winding up of the Corporation.

      SECTION 6. NO SINKING FUND. The shares of Series B Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

      SECTION 7. REDEMPTION. The holders of Series B Convertible Preferred Stock shall not be entitled to have the Series B Convertible Preferred Stock redeemed by the Corporation.

      SECTION 8. CONVERSION.

      (a) CONVERSION AT OPTION OF HOLDER. The holders of the Series B Convertible Preferred Stock may convert at any time any or all of their shares of Series B Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as herein after provided. Each share of Series B Convertible Preferred Stock may be converted at the office of the Corporation or at such other additional office or offices, if any, as the Board of Directors may designate, into a number of fully paid and nonassessable shares of Common Stock equal to the Initial Purchase Price divided by the Conversion Price.

      (b) OTHER PROVISIONS. (1) Notwithstanding anything to the contrary in this
Section 8(b), no change in the Conversion Price shall be made that would result in the price at which a share of Series B Convertible Preferred Stock is


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

converted being less than the par value of the Common Stock into which shares of Series B Convertible Preferred Stock are at the time convertible.

           (2) (A) The right of the holders of Series B Convertible Preferred Stock to convert their shares shall be exercised by delivering (which may be done by telephone line facsimile transmission) a Conversion Notice to the Corporation, as provided above, along with the original certificate representing such holder's Series B Convertible Preferred Stock.

               (B) The Corporation shall pay any transfer tax arising in connection with any conversion of shares of Series B Convertible Preferred Stock except that the Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock in a name other than that of the holder of the shares of the Series B Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The number of shares of Common Stock to be issued upon each conversion of shares of Series B Convertible Preferred Stock shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Conversion Notice of any claim of manifest error within three business days after such holder gives such Conversion Notice. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series B Convertible Preferred Stock being converted within three business days after a Conversion Notice has been given (which notice shall specify all defects in the Conversion Notice).

           (3) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series B Convertible Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of the Series B Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Convertible Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all of the outstanding shares of Series B Convertible Preferred Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


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

           (4) In case of any consolidation or merger of the Corporation with any other corporation (other than a wholly owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series B Convertible Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series B Convertible Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis that preserves the economic benefits of the conversion rights of the holders of shares of Series B Convertible Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Convertible Preferred Stock the right to elect the securities, cash, or other assets into which the Series B Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

           (5) If a holder shall have given a Conversion Notice for shares of Series B Convertible Preferred Stock, the Corporation shall issue and deliver to such person certificates for the Common Stock within ten business days after such Conversion Notice is given and the person converting shall be deemed to be the holder of record of the Common Stock and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets as herein provided. If a holder is converting less than the total number of shares of Series B Convertible Preferred Stock then owned by such holder and represented by a certificate, the Corporation shall issue and deliver to such person a certificate representing such person's remaining shares of Series B Convertible Preferred Stock represented by the original certificate subsequent to such conversion.

           (6) No fractional shares of Common Stock shall be issued upon conversion of Series B Convertible Preferred Stock but, in lieu of any fraction share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation at its option (a) may pay in cash an amount equal to the product of (i) the Closing Bid Price of a share of Common Stock on the trading day immediately preceding the Conversion Date and (ii) such fraction of a share or (b) may issue an additional share of Common Stock.


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

           (7) The Conversion Price is subject to adjustment from time to time as follows:

           (i) If the Corporation: (A) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock; (B) subdivides its outstanding shares of Common Stock into a greater number of shares; or (C) combines its outstanding shares of Common Stock into a smaller number of shares; then the Conversion Price in effect immediately prior to such action shall be proportionately adjusted by multiplying the then Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Conversion Price in effect, so that the holder of a share of Series B Convertible Preferred Stock thereafter converted may receive the aggregate number of shares of Common Stock of the Corporation that such holder would have owned immediately following such action if such shares of Series B Convertible Preferred Stock had been converted immediately prior to such action.

           (ii) The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or combination.

           (iii) Such adjustment shall be made successively whenever any event listed above shall occur.

           (8) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall send to each holder and each transfer agent, if any, for the Series B Convertible Preferred Stock and the Common Stock, a statement signed by the Chairman of the Board, the President, or any Vice President of the Corporation stating the adjusted Conversion Price determined as provided in this
Section 8, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Price is adjusted, the Corporation will give notice by mail to the holders of record of Series B Convertible Preferred Stock, which notice shall be made within 15 days after the effective date of such adjustment and shall state the adjustment and the adjusted Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

      SECTION 9. VOTING RIGHTS. Except as otherwise required by law or expressly provided herein, shares of Series B Convertible Preferred Stock shall not be entitled to vote on any matter.

      The affirmative vote or consent of the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, voting separately as a class, will be required for any amendment of the Corporation's Amended and Restated Certificate of Incorporation if such amendment would increase or decrease the aggregate number of authorized shares of Preferred Stock, increase or decrease the par value of the Preferred Stock or alter or change the powers, preferences or special rights of the Preferred Stock so as to adversely affect the Series B Convertible Preferred Stock; PROVIDED, HOWEVER, that the creation and issuance of any class or series of stock that is senior or junior to, or on a parity with, the Series B Convertible Preferred Stock (as to dividends, liquidation preference or both, or otherwise) shall not be deemed to affect materially and adversely such powers, preferences, or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series B Convertible Preferred Stock except as otherwise required by law.

      SECTION 10. OUTSTANDING SHARES. For purposes of this Certificate of Designations, all shares of Series B Convertible Preferred Stock shall be deemed outstanding except (i) from the date of surrender of certificates representing shares of Series B Convertible Preferred Stock for conversion into Common Stock, all shares of Series B Convertible Preferred Stock converted into Common Stock and (ii) from the date of registration of transfer, all shares of Series B Convertible Preferred Stock held of record by the Corporation or any subsidiary or Affiliate (as defined herein) of the Corporation. For the purposes of this Certificate of Designations, "Affiliate" means any person, other than the original holders of the shares of Series B Convertible Preferred Stock, directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation. "Control" is the power to direct the management and policies of a person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise.

      SECTION 11. REACQUIRED SHARES. Any shares of Series B Convertible Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of the Series B Convertible Preferred Stock shall, upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of the State of Delaware, become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors.


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


      IN WITNESS WHEREOF, V-ONE Corporation has caused this certificate to be signed by David D. Dawson, its Chairman, President and Chief Executive Officer, as of the 11th day of June, 1999.

                                  V-ONE CORPORATION



                                  By  /s/ David D. Dawson
                                      ----------------------------------
                                      David D. Dawson
                                      Chairman, President and
                                       Chief Executive Officer